SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MUTUAL FUND SERIES TRUST
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Eventide Large Cap Focus Fund

a series of

Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 15 , 2024

Dear Shareholders:

The Board of Trustees of Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust, has called a special meeting of the shareholders of Eventide Large Cap Focus Fund (the “Fund”), to be held at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on October 15, 2024 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve removing the fundamental industry concentration policy that requires the Fund to invest over 25% of its assets in companies in the software and semiconductor industries.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 21 , 2024, are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about September 4 , 2024.

By Order of the Board of Trustees

Jennifer Bailey, Secretary
August 30 , 2024

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting and your vote is counted, please (i) complete the enclosed proxy and return it in the accompanying envelope so that it is received by the date set by the financial intermediary through which you own shares of the Fund or, if no such date is set, by the beginning of the meeting or (ii) call the number listed on your proxy card before the meeting whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Eventide Large Cap Focus Fund

a series of

Mutual Fund Series Trust

with its principal offices at

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 15 , 2024

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”) on behalf of Eventide Large Cap Focus Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215 on October 15 , 2024 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about September 4 , 2024.

The Meeting has been called by the Board for the following purposes:

1.	To approve removing the fundamental industry concentration policy that requires the Fund to invest over 25% of its assets in companies in the software and semiconductor industries.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 21 , 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent annual report, including financial statements and schedules, is available at no charge by visiting eventidefunds.com, sending a written request to the Fund, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 or by calling toll-free 1-877-771-EVEN (3836).

PROPOSAL 1

APPROVAL OF REMOVING THE FUND’S INDUSTRY CONCENTRATION POLICY

Pursuant to Rule 35d-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund invests at least 80% of its net assets in large capitalization companies. The Fund currently has a concentration policy to continuously invest over 25% of its assets in companies in the software and semiconductor industries. The Fund currently may not invest over 25% of its assets in any other industry.

Section 8(b)(1) of the 1940 Act requires the Fund to disclose whether it has adopted a policy to concentrate investments in a particular industry or group of industries. Section 13(a)(3) of the 1940 Act requires the Fund to obtain shareholder approval to change its concentration policy. In this proposal, shareholders of the Fund are being asked to approve removing the fundamental industry concentration policy requiring the continuous investment of more than 25% of the Fund’s assets in companies in the software and semiconductor industries.

The Fund’s adviser, Eventide Asset Management LLC (the “Adviser”), proposes no changes to the Fund’s investment strategy. No changes are being proposed to the Adviser’s screening process or other fundamental research processes used to identify potential investments. If approved, the proposal will have no impact on the Fund’s investment objective, but is expected to lead to some portfolio turnover. The Fund has operated as a diversified fund since its inception and will continue to do so. The Adviser and the Board believe that removing the industry concentration policy is in the best interests of shareholders because it would provide improved risk management and could improve risk-adjusted returns. The Adviser also believes that such change will help provide less volatility and smoother performance returns in uncertain markets.

If the Proposal is approved, the Fund may still invest in companies in the software and semiconductor industries, but will not invest over 25% of its assets in each of those industries. As a result, the Fund may be less susceptible to the following industry risks:

●	Semiconductor Industry Risk. Semiconductor companies face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

●	Software Industry Risk. Software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions.

The Board approved removing the Fund’s industry concentration policy on August 19, 2024, subject to approval by shareholders of the Fund representing a majority of its outstanding voting securities. If shareholders approve the proposal, the Fund’s prospectus will be amended to remove the concentration policy. If shareholder approval is not obtained, no changes will be made to the Fund’s prospectus or concentration policy and the current concentration policy will remain in effect.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommend that shareholders of the Fund vote “FOR” the approval of removing the fundamental industry concentration policy for the Fund.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on March 17, 2006. The Trust’s principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains Eventide Asset Management, LLC as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as national distributor of the Fund. MFund Services LLC, located at 22 High Street, Huntington, New York 11743, provides the Trust with certain management, legal administrative and compliance services. Ultimus Fund Solutions, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the proposed amendments to the Fund’s policies, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, shares of beneficial interest of the Fund were issued and outstanding as follows:

Class A	Class C	Class I	Class N	Total
145,122.5560	25,767.0460	7,491,336.2380	978,523.6140	8,640,749.4500

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 with respect to the Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

When a proxy is returned as an abstention, the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power (“broker non-votes”). In addition, the broker is not permitted to deliver a proxy with respect to such beneficial owner’s shares, and accordingly, such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act and will not be treated as present for purposes of determining a quorum . The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares will not be counted for purposes of a vote on Proposal 1, quorum or any other purpose.

Security ownership of certain beneficial owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following tables.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Constellation Trust Co Cust FBO/Douglas David Hanson R/O IRA 1002 N Clover Dr Boise, ID 83703	9,877.6830	6.81%

Constellation Trust Co 12574 Deer Ridge Trl Nampa, ID 83686	8,035.4880	5.54%

American Enterprise Investment SVC/FBO #41999970 707 2nd Ave South Minneapolis, MN 55402-2405	32,576.7350	22.45%

As of the Record Date, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial/FBO Customer Accounts Attn mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	2,008.0630	7.79%

Raymond James/Omnibus For Mutual Funds House Account Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg, FL 33716	4,069.5890	15.79%

American Enterprise Investment SVC/FBO #41999970 707 2nd Ave South Minneapolis, MN 55402-2405	4,892.0380	18.99%

Ron Hanson TOD WA/Subject to STA TOD Rules 7830 Wapiti LN SE Tenino, WA 98589	3,286.7630	12.76%

Constellation Trust Co Cust FBO/R/O IRA 1707 Lilly Loop La Grande, OR 97850	1,550.2230	6.02%

As of the Record Date, securities of the Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial/FBO Customer Accounts Attn mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,603,341.9090	21.40%

American Enterprise Investment SVC/FBO 707 2nd Ave South Minneapolis, MN 55402-2405	990,273.4480	13.22%

Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	1,309,928.1880	17.49%

Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	403,811.8770	5.39%

As of the Record Date, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Class N Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	875,775.5810	89.50[1]

1.	May be deemed to control Class N shares of the Fund because holds more than 25% of the outstanding Class N shares.

As of the Record Date, securities of the Fund’s Class N shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class N shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jennifer Bailey, Secretary, Mutual Fund Series Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged EQ Fund Solutions LLC, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust or Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $14,000 . The proxy solicitor will prepare and mail the Proxy Statement, Notice of Special Meeting and all materials relating to the meeting to each Fund’s shareholders, and will solicit and tabulate votes of the Fund’s shareholders.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust toll-free at 1-877-771-EVEN (3836), or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on October 15 , 2024

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at https://vote.proxyonline.com/eventide/docs/proxy.pdf .

BY ORDER OF THE BOARD OF TRUSTEES

Jennifer Bailey, Secretary

Dated: August 30 , 2024

If you have any questions before you vote, please call our proxy information line at 1-800-370-1164 . Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please (i) COMPLETE the enclosed proxy and return it in the enclosed reply envelope SO THAT IT IS RECEIVED BY THE DATE SET BY THE FINANCIAL INTERMEDIARY THROUGH WHICH YOU OWN SHARES OF THE FUND OR, IF NO SUCH DATE IS SET, BY THE BEGINNING OF THE MEETING OR (ii) Call the number listed on your proxy card BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY CARD

Eventide Large Cap Focus Fund

A SERIES OF MUTUAL FUND SERIES TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2024

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jennifer Bailey and Lori Jakers each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Mutual Fund Series Trust (the "Trust") to be held at the offices of Thompson Hine LLP, 41 South High Street, Columbus, OH 43215 on October 15, 2024 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-370-1164. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 15, 2024. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/eventide/docs/proxy.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Eventide Large Cap Focus Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal(s) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal(s) if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
PROPOSAL(S):

1.	To approve removing the fundamental industry concentration policy requiring that the Fund continuously invest over 25% of its assets in companies in the software and semiconductor industries.	○	○	○

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]